Exhibit 10.10

AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”) is entered into as of April 14, 2009, by and between BROTMAN MEDICAL CENTER, INC., a California corporation (“Borrower”) and JHA EAST 7, LLC, a Delaware limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower and Lender (collectively, the “Parties”) are parties to that certain Loan Agreement, dated as of July 9, 2008 (the “Loan Agreement”);

WHEREAS, the Parties have determined that it is in their respective best interests to amend the Loan Agreement as specified herein; and

WHEREAS, capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties hereby agree as follows:

AGREEMENT

1.             The definition of “Accounts” in the Loan Agreement is hereby deleted in its entirety.

2.             The following definition is hereby added to the Loan Agreement:

“ACMs:  Shall have the meaning given such term in Section 5.24.”

3.             The definition of “Bankruptcy Court Order” in the Loan Agreement is hereby amended and restated as follows:

“Bankruptcy Court Order:  Means that certain “Order Authorizing Debtor To:  (1) Incur New Debtor In Possession Financing; and (2) Pay Off Its Secured Debt” entered by the Bankruptcy Court.”

4.             The definition of “Collateral” in the Loan Agreement is hereby amended and restated as follows:

“Collateral:   All Equipment, furniture, furnishings, machinery, inventory, construction materials (if any), and any other item of personal property in which Borrower now or hereafter owns or acquires any interest or right, including any of the foregoing that are leased, which are used or useful in the construction, operation, use or occupancy of the Property (or any portion thereof); all of Borrower’s Documents, Negotiable Instruments, contract rights (including any rights under any development agreement) and General Intangibles, in each case directly relating to any future construction, use, operation or occupancy of the Property (or any portion thereof); all insurance proceeds from any policies of insurance covering any of the aforesaid; and such other collateral as may be described in the Deed of Trust.  Notwithstanding anything to the contrary contained in any Loan Document, Collateral shall not include, without limitation, (a) any Accounts; (b) any cash or currency (other than cash and currency deposited in the JHA Collateral Accounts and other than any interest earned on any of the JHA Collateral Accounts); (c) any Documents and General Intangibles directly related to Borrowers’ Accounts or Deposit Accounts (other than Documents and General Intangibles directly related to the JHA Collateral Accounts); (d) any Deposit Accounts other than the JHA Collateral Accounts; and (e) any Proceeds of any and all of the foregoing.  All capitalized terms used in this definition, but not otherwise defined in this Agreement, shall have the meanings given to such terms in the UCC.”

5.             The following definition is hereby added to the Loan Agreement:

“ERISA:  Means the Employee Retirement Income Security Act of 1974, and the regulations issued thereunder, all as amended or restated from time to time.”

6.             The definition of “Brokers” in the Loan Agreement is hereby amended and restated as follows:

“Broker:  Shall have the meaning given such term in Section 4.1(m).”

7.             The definition of “Escrow Holder” in the Loan Agreement is hereby amended and restated as follows:

“Escrow Holder:  Means Old Republic Title Company.”

8.             The following definition is hereby added to the Loan Agreement:

“Event of Default:  Shall have the meaning given such term in Section 6.1.”

9.             The following definition is hereby added to the Loan Agreement:

“JHA Collateral Accounts:  Means the Reserve Account and the Tax and Insurance Deposit Account.”

10.           The following definition is hereby added to the Loan Agreement:

“O&M Program:  Shall have the meaning given such term in Section 5.24.”

11.           The definition of “Title Company” in the Loan Agreement is hereby amended and restated as follows:

“Title Company:  Means Old Republic Title Company.”

12.           The heading of Article I of the Loan Agreement is hereby amended and restated as follows:

“LOAN”

13.           Section 2.1(k) of the Loan Agreement is hereby amended and restated as follows:

“Representations and Warranties.  The representations and warranties of Borrower under Article IV shall be true and correct in all material respects as of the Closing Date.”

14.           Section 2.1(l) of the Loan Agreement is hereby amended and restated as follows:

“The Bankruptcy Court Order shall not have been modified or be subject to a stay.”

15.           Section 2.2(b) of the Loan Agreement is hereby amended and restated as follows:

“Representations and Warranties.  The representations and warranties of Lender under Article IV shall be true and correct in all material respects as of the Closing Date.”

16.           The introductory language of Section 4.1 of the Loan Agreement is hereby amended and restated as follows:

“Representations and Warranties of Borrower.  As an inducement to Lender to execute this Agreement and to disburse the proceeds of the Loan, Borrower represents and warrants to Lender as of the Closing Date that:”

17.           Section 4.1(m) of the Loan Agreement is hereby amended and restated as follows:

“Brokers.  Borrower is represented by HealthWest Realty Advisors, Inc. (“Broker”) in connection with the making and arrangement of the Loan and the transaction contemplated hereby.  Other than any brokerage commissions or fees which may be due by Borrower to the Broker for such services, there are no other brokerage commissions or finders’ fees due or claimed by any party to be due from Borrower in connection with or with respect to the transaction contemplated hereby.  Borrower shall be fully responsible for any commissions or fees due and owing, if any, to Broker.”

18.           The introductory phrase of Section 4.2 of the Loan Agreement is hereby amended and restated as follows:

“Representations and Warranties of Lender.  Lender represents and warrants to Borrower as of the Closing Date that:”

19.           The introductory phrase of Article V of the Loan Agreement is hereby amended and restated as follows:

“As an inducement to Lender to execute this Agreement and to make the Loan, and from and after the Closing Date and until Lender has been paid in full the principal of and interest on the Loan made by Lender hereunder and under the other Loan Documents, Borrower hereby covenants as set forth in this Article V:”

20.           Section 5.8 of the Loan Agreement is hereby amended and restated as follows:

“Ownership of Collateral.  Borrower will be the sole owner of all Collateral acquired after the date hereof, free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for security interests and liens in favor of Lender, Liens disclosed in the Title Policy, and other liens approved by Lender, in Lender’s sole discretion.  Borrower will not convey or transfer any portion of the Collateral without the prior written consent of Lender, other than in the ordinary course of business; provided, however, Borrower may convey or transfer some or all of the Collateral so long as Borrower obtains a replacement of comparable or greater utility and value.”

21.           Section 5.17 of the Loan Agreement is hereby amended and restated as follows:

“(a)         Borrower shall at all times maintain and make deposits into the Tax and Insurance Deposit Account as follows: commencing on the first day of the month in which Borrower is required to make its first interest payment under the Note (the “First Payment Date”), (i) Borrower shall deposit into the Tax and Insurance Deposit Account an amount equal to the product of one-twelfth (1/12th) of the yearly real estate taxes and assessments which may be levied on the Property (less any such amounts as are payable by tenants under leases of the Property), multiplied by the number of months which have elapsed since the end of the prior fiscal tax year and the First Payment Date (Borrower shall receive a credit for the Initial Deposit), and (ii) thereafter, on the first day of the month thereafter until the Maturity Date, Borrower shall deposit or cause to be deposited into the Tax and Insurance Deposit Account an amount equal to one-twelfth (1/12th) of the yearly real estate taxes and assessments which may be levied on the Property and the yearly premiums for all casualty insurance, commercial general liability insurance and automobile liability insurance required to be maintained by Borrower pursuant to the terms of the Loan Documents.  In connection with the foregoing, Borrower shall be responsible for ensuring Lender’s receipt, at least thirty (30) days prior to the respective due date for payment, of all bills, invoices and statements for all such real estate taxes and assessments and insurance premiums to be paid.  In its sole discretion, Lender may retain a third party tax lien service to obtain tax certificates and other evidence or estimates of tax due or to become due and Borrower shall promptly reimburse Lender for the cost of such service.  Any unpaid reimbursements for any tax lien service will be added to the Note.

(b)           Lender shall withdraw, and Borrower hereby authorizes Lender to withdraw, funds from the Tax and Insurance Deposit Account from time to time in order to cover the payments of such real estate taxes and assessments and insurance premiums as the same become due and payable.

(c)           Lender hereby covenants and agrees that, upon receipt of the bills, invoices and statements for real estate taxes and assessments and insurance premiums to be paid from the Tax and Insurance Deposit Account, Lender will promptly withdraw funds from the Tax and Insurance Deposit Account and timely pay same to the appropriate tax authority and/or insurance company.  Lender shall have no liability for any late charges or other damages which might be suffered by Borrower should such payments not be timely made due to the failure of Borrower to timely submit such bills, invoices and statements to Lender as required under Section 5.17(a) above or the failure of the financial institution in which the Tax and Insurance Deposit Account is being maintained to deliver to Lender the amount of the requested withdrawal not later than five (5) Business Days from receipt by such financial institution of Lender’s request for said withdrawal or ten (10) days prior to the date upon which such payment will be delinquent, whichever is later.

(d)           Notwithstanding the foregoing, Borrower shall, as of the Closing Date, either (i) deposit sufficient funds into the Tax and Insurance Deposit Account to cover the payment of all real estate taxes and assessments now due and payable or (ii) pay all real estate taxes and assessments now due and payable.”

22.           Section 5.18 of the Loan Agreement is hereby amended and restated as follows:

“Reserve Account.  Commencing on the first day of the month in which Borrower is required to make its first interest payment under the Note, and continuing on the first day of each month thereafter  until the Maturity Date, Borrower shall deposit the Reserve Contribution into the Reserve Account.  Borrower may draw upon the Reserve Account for purposes of making capital improvements to the Property, up to four (4) times in any given year, provided Borrower gives Lender at least thirty (30) days’ prior written notice of such draw request, and further provided that Lender approves (which approval shall not be unreasonably withheld, conditioned or delayed) of the amount of the requested draw, the proposed cost, scope and need for the requested improvements, repairs and/or replacements, and the proposed manner in which the work is to be performed.   Lender hereby covenants and agrees that upon delivery of such approval of the amount of the requested draw, Lender shall, pursuant to the terms of the “control agreement” applicable to such account, promptly and without delay request that such funds be delivered to Borrower.”

23.           Section 5.21 of the Loan Agreement is hereby amended and restated as follows:

“Prohibited Transactions.  Borrower shall not engage in any transaction which would cause any obligation or action taken or to be taken hereunder by Borrower (or the exercise by Lender of any of its rights under any of the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption)

prohibited transaction under ERISA.  Borrower agrees to deliver to Lender such certifications or other evidence throughout the term of the Loan as requested by Lender in its sole discretion to confirm compliance with Borrower’s obligations under this Section 5.21 or to confirm that Borrower’s representations and warranties regarding ERISA remain true.”

24.           Section 5.23 of the Loan Agreement is hereby amended and restated as follows:

“Reserved.”

25.           The Loan Agreement is hereby amended by appending the below following Section 5.23 of the Loan Agreement:

“5.24       Monitoring or Maintenance Program.  Borrower, at its sole expense, shall establish and maintain continuously in effect until the Loan is paid in full, an operations and maintenance program with respect to any asbestos-containing materials (“ACMs”) at the Property (“O&M Program”), which is reasonably acceptable to Lender and prepared by an environmental consultant reasonably acceptable to Lender.  Without limiting the foregoing, if ACMs are found to exist at the Property, the O&M Program shall be undertaken consistent with the Guidelines for Controlling Asbestos-Containing Materials in Buildings (USEPA, 1985) and other relevant guidelines and applicable Environmental Regulations (as defined in the Environmental Indemnity).  Lender may require (i) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify; (ii) amendments to such O&M Program to address changing circumstances, laws or other matters, including without limitation variations in response to reports provided by environmental consultants; and (iii) execution of an Operations and Maintenance Agreement relating to such O&M Program reasonably satisfactory to Lender.  The O&M Program shall be implemented not later than June 15, 2009.”

26.           The introductory phrase of Section 6.1 of the Loan Agreement is hereby amended and restated as follows:

“Events of Default.  From and after the Closing Date, any of the following events shall constitute an “Event of Default” under this Agreement:”

27.           Section 6.1(c) of the Loan Agreement is hereby amended and restated as follows:

“Borrower shall fail to perform or observe any obligation or covenant (other than those obligations and covenants described in subparagraphs (a) and (b), above, or otherwise set forth in subparagraphs (d) through (n), below, of this Section 6.1) under this Agreement or any other Loan Document within thirty (30) days after receipt of written notice that such obligation was not performed; provided that, if cure cannot reasonably be effected within such 30-day period, such failure shall not be an Event of Default hereunder so long as Borrower commences cure within such 30-day period, and thereafter diligently prosecutes such cure to completion;

and provided further, however, that notwithstanding the 30-day cure period or extended cure period described above in this subparagraph (c), if a different notice or cure period is specified under any Loan Document or under any provision of the Loan Documents as to any such failure or breach, the specific Loan Document or provision shall control, and Borrower shall have no more time to cure the failure or breach than is allowed under the specific Loan Document or provision as to such failure or breach.”

28.           The introductory sentence of Section 6.2 of the Loan Agreement is hereby amended and restated as follows:

“Rights and Remedies.  Upon the occurrence and during the continuance of an Event of Default, unless such Event of Default is subsequently waived in writing by Lender, Lender shall be entitled, at the option of Lender, to exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:”

29.           Section 6.2(c) of the Loan Agreement is hereby amended and restated as follows:

“Lender may cure the Event of Default on behalf of Borrower, and, in doing so, may enter upon the Property, and may expend such sums as it may deem desirable, including reasonable attorneys’ fees, even though causing the Loan to exceed the face amount of the Note, which sums shall bear interest at the Default Rate and shall be payable by Borrower on demand.”

30.           Section 8.3 of the Loan Agreement is hereby amended and restated as follows:

“Governing Law; Waiver of Jury Trial.  This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of California, in all respects.  To the extent permitted by law, Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.”

31.           Section 8.6(c) of the Loan Agreement is hereby amended and restated as follows:

“The obligations on the part of Borrower under this Section 8.6 shall survive the closing of the Loan and the repayment thereof.”

32.           The final paragraph of Section 8.8 of the Loan Agreement is hereby amended and restated as follows:

“So long as (and only so long as) no Event of Default then exists at the time of a disposition of a Transferred Interest, confidential information regarding Borrower given to such Transferees shall be kept confidential except to the extent such Transferee is required to disclose such information by reason of any applicable law or regulation.”

33.           Section 8.10 of the Loan Agreement is hereby amended and restated as follows:

“Recourse.  Upon an Event of Default, Lender will look solely to the Property for the repayment of the Loan and will not enforce or seek a judgment against Borrower; provided, however, Borrower shall be personally liable to Lender for: (i) fraud or intentional misrepresentation in connection with the execution and the delivery of this Agreement, or the other Loan Documents; (ii) Borrower’s misapplication or misappropriation of rents received by Borrower after the occurrence of a default or Event of Default in violation of the terms of the Loan Documents; (iii) Borrower’s misapplication or misappropriation of security deposits or rents collected more than thirty (30) days in advance in violation of the terms of the Loan Documents; (iv) Borrower’s misapplication or the misappropriation of insurance proceeds or condemnation awards in violation of the terms of the Loan Documents; (v) Borrower’s failure to pay prior to delinquency any Impositions (as defined in the Deed of Trust) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender), charges for labor or materials or other charges that can create liens on the Property; (vi) Borrower’s failure to return or to reimburse Lender for all Equipment taken from the Property by or on behalf of Borrower and not replaced with Equipment of the same utility and of the same or greater value; (vii) any act of intentional waste or arson by Borrower or any affiliate thereof with respect to the Property; or (viii) Borrower’s failure to comply with the provisions of Section 1.12 of the Deed of Trust.”

34.           Section 8.16 of the Loan Agreement is hereby amended and restated as follows:

“Reserved.”

35.           Section 8.18 of the Loan Agreement is hereby amended and restated as follows:

“8.18  Pledge of JHA Collateral Accounts.  Borrower shall grant to Lender a perfected security interest in the JHA Collateral Accounts as additional security for the Loan.  Upon the occurrence of an Event of Default hereunder, Lender shall be entitled to foreclose upon Borrower’s interest in the JHA Collateral Accounts either before, after or together with the foreclosure of the Deed of Trust.  Upon any such foreclosure, all amounts contained in the JHA Collateral Accounts shall be applied to reduce the balance of Loan Amount.  On or prior to the Closing Date, Lender, Borrower and the financial institutions maintaining the JHA Collateral Accounts shall enter into “control agreements” for the purpose of perfecting the security interests in the JHA Collateral Accounts as provided under the UCC.”

36.           Section 8.21 of the Loan Agreement is hereby amended and restated as follows:

“8.21  Equipment Financings.  Lender hereby agrees that Borrower shall be permitted to secure financings and grant liens securing purchase money indebtedness incurred to enable Borrower to acquire Equipment in the ordinary

course of its business; provided, however, that no such lien shall extend to or cover any other Collateral.   Lender agrees to subordinate its lien on Equipment to such other liens in order to facilitate such financings; provided, however, the terms of such financings shall be commercially reasonable.”

37.           The Loan Agreement is hereby amended by appending the below following Section 8.21 of the Loan Agreement:

“8.22  Access.  Lender shall permit any lender providing financing to Borrower secured by Borrower’s Accounts to enter any premises of Borrower where any Documents directly related to such Accounts are located for the purpose of foreclosing on, and taking possession of, such Documents.  All capitalized terms used in this Section 8.22, but not otherwise defined in this Agreement, shall have the meanings given to such terms in the UCC.”

38.           Exhibit A of the Loan Agreement is hereby amended and restated as follows:

“EXHIBIT “A”

LEGAL DESCRIPTION

The land referred to is situated in the County of Los Angeles, City of Culver City, State of California, and is described as follows:

PARCEL 1:

LOTS 9 TO 14 INCLUSIVE IN BLOCK 13 OF TRACT 2444, IN THE CITY OF CULVER CITY, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 24 PAGES 5 TO 7, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM LOT 14, ALL OIL, GAS, MINERALS, HYDROCARBONS AND /OR ASSOCIATED SUBSTANCES IN OR UNDER SAID LOT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF, BUT WITHOUT THE RIGHT TO ENTER UPON THE SURFACE OF THE TOP 500 FEET OF THE SUBSURFACE OF SAID LOT, AS RESERVED BY ELLA B. OLESON, A WIDOW, IN THE DEED RECORDED FEBRUARY 1, 1963 IN BOOK D-1906 PAGE 919 OFFICIAL RECORDS.

PARCEL 2:

THE SOUTHWESTERLY 5 FEET OF THOSE PORTIONS OF THE ALLEY WAY 10.00 FEET IN WIDTH WITHIN BLOCK 13 OF TRACT NO. 2444, IN THE CITY OF CULVER CITY, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 24 PAGES 5 TO 7, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS VACATED AND MORE PARTICULARLY DESCRIBED

IN RESOLUTION NO. 145, AS RECORDED ON MARCH 25, 2009 UNDER RECORDER’S SERIAL NUMBER 20090425288, RESOLUTION NO. 617, AS RECORDED ON MARCH 25, 2009 UNDER RECORDER’S SERIAL NUMBER 20090425285; RESOLUTION NO. 6484, RECORDED UNDER RECORDER’S SERIAL NUMBER 20090425286 AND RESOLUTION NO. 6485, RECORDED UNDER RECORDER’S SERIAL NUMBER 20090425287, RECORDED IN SAID RECORDER’S OFFICE, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF LOT 14 IN BLOCK 13 OF SAID TRACT NO. 2444, AS PER SAID MAP RECORDED IN BOOK 24 PAGES 5 TO 7, INCLUSIVE OF MAPS, IN SAID RECORDER’S OFFICE;  THENCE ALONG THE NORTHEASTERLY LINES OF LOTS 14, 13, 12, 11, 10, AND 9,   N32 DEGREES 39’10”W  304.34 FEET TO THE MOST NORTHERLY CORNER OF SAID LOT 9;  THENCE PERPENDICULAR TO LAST SAID LINE N57 DEGREES 20’50”E  5.00 FEET TO THE CENTERLINE OF SAID ALLEY WAY;  THENCE ALONG SAID CENTERLINE S32 DEGREES 39’10”E  304.34 FEET TO A POINT LYING ON A LINE PERPENDICULAR TO SAID NORTHEASTERLY LINE OF SAID LOT 14 AND PASSING THROUGH SAID POINT OF BEGINNING;  THENCE ALONG SAID PERPENDICULAR LINE S57 DEGREES 20’50”W  5.00 FEET TO SAID POINT OF BEGINNING.

APN: 4207-002-027 (TAX MAP CURRENTLY NOT UPDATED TO REFLECT NEW ALLEY VACATION).”

39.           Except as expressly set forth in this Amendment, the Loan Agreement (as amended to date) shall remain in full force and effect and shall not be deemed to have been modified or amended by this Amendment.  Each of the Parties understands and agrees that by executing and delivering this Amendment the other Parties do not hereby waive any of their respective rights or remedies under the Loan Agreement (as amended to date).

40.           From and after the date hereof, all references in the Loan Agreement and each of the other Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

41.           This Amendment, together with the Loan Agreement (as amended to date), constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby.

42.           This Amendment, the rights of the Parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of California, in all respects.  To the extent permitted by law, Borrower hereby waives any right to a trial by jury in any action relating to this Amendment.

43.           This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Any signature delivered by facsimile or electronic mail shall be deemed to be an original signature hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“BORROWER”

BROTMAN MEDICAL CENTER, INC.,
a California corporation

By:	/s/ Stanley Otake
	Name:	Stanley Otake
	Its:	Chief Executive Officer

“LENDER”

JHA EAST 7, LLC,
a Delaware limited liability company

By:	/s/ Phyllis Z. Cutler
	Name:	Phyllis Z. Cutler
	Title:	Authorized Representative

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO LOAN AGREEMENT]